Exhibit 10.69

                         CURATIVE HEALTH SERVICES, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

            THIS AGREEMENT, (this "Agreement") is made and entered into as of this ___ day of ___ , 200_ by and between CURATIVE HEALTH SERVICES, INC., a Minnesota corporation (the "Company"), and ___ ("Director"), an individual resident of the State of ___ .

            WITNESSETH, THAT:

            WHEREAS, the Company pursuant to its [2001 Broad-Based Stock Incentive Plan][2000 Stock Incentive Plan] (the "Plan"), wishes to grant this stock option to Director.

            NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

            1. GRANT OF OPTION TO ACQUIRE COMMON STOCK.

      (a) Grant; Effective Date; Option Price. The Company hereby notifies Director that pursuant to the Plan, Director has been granted, effective as of (the "Option Effective Date"), the right and option (hereinafter referred to as the "Option") to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of ___ shares (the "Shares") of Common Stock, par value $.01 per share, at a price per share equal to $______ (subject to adjustment as provided herein, the "Option Price"). The Option is not intended to be an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Company will at all times during the Term (as defined below) reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement.

            (b) Duration and Exercisability of Option; Acceleration; Limitations on Exercisability.

                  (i) The Option shall in all events terminate ten (10) years after the Option Effective Date (such period being referred to herein as (the "Term")). Subject to the other terms and conditions set forth herein, the Option shall not be exercisable, in whole or in part, prior to ___ (the "Exercisability Date"), at which time the Option shall become exercisable with respect to one-third of the Shares and thereafter shall become exercisable with respect to the balance of the Shares in equal installments on the last day of each of the eight successive three (3) month periods following the Exercisability Date; provided, however, that, notwithstanding the foregoing, the unexercised portion of the Option shall become immediately exercisable in full (in accordance with Section 1(d) below) upon (i) the death or disability of Director; or (ii) an unsuccessful attempt by Director to win re-election to the Board (each of the events described in clauses (i) and (ii) of this Section 1(b) being hereinafter referred

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to as "Acceleration Event"); provided further, however, that in no event shall the Option be exercisable following the termination of the Term.

                  (ii) During the lifetime of Director, the Option shall be exercisable only by Director (or by Director's proper personal representative or legal guardian) and shall not be assignable or transferrable by Director other than by will or the laws of descent and distribution.

                  (iii) The exercise of all or any part of the Option shall only be effective at such time that the sale of the Shares of Common Stock issuable pursuant to such exercise will not violate any state or federal securities or other laws or the rules of the Nasdaq National Market or any other exchange upon which the Company's securities may then be trading or quoted. Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed 180 days in length, during which the Option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the "Act") or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not affect the date on which the Option becomes exercisable or the Term of the Option pursuant to clause (i) of this Section 1(b) in any way other than to limit the periods during which the Option shall be exercisable.

      (c) No Rights as a Shareholder. Director shall have none of the rights of a shareholder with respect to Shares subject to the Option until such Shares shall have been issued to Director upon exercise of the Option. No adjustments will be made for dividends or other distributions or rights if the applicable record date occurs before a stock certificate is issued pursuant to Director's exercise of the Option.

      (d) Effect of Termination of Board Membership. If Director's membership on the Board terminates as the result of an Acceleration Event, the unexercised portion of the Option held at the time of such termination may be exercised in whole or in part, by Director (or, in the case of Director's death, by the person or persons (including Director's estate) to whom Director's rights under the Option shall have passed by will or by laws of descent and distribution), at any time within one (1) year after the date of such termination (but in no event after the Term expires) and the Option shall thereafter automatically terminate.

      (e) Effect of a Change of Ownership of the Company on the Option. Notwithstanding the installment exercise provision set forth in Section 1(b)(i) above and subject to the other terms and conditions set forth herein, each Option shall become immediately exercisable in full on the date of a "change of control" as hereinafter defined. A "change of control" shall mean any of the following:

            (i) A sale of all or substantially all of the assets of the Company;

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            (ii) The acquisition of more than 50% of the Common Stock of the
Company (with all classes or series thereof treated as a single class) by any person or group of persons, except a Permitted Shareholder as hereinafter defined, acting in Concert. A "Permitted Shareholder" means a holder, as of the Effective Date of Common Stock;

            (iii) A reorganization of the Company wherein the holders of Common Stock of the Company receive stock in another company, a merger of the Company with another company wherein there is an 50% or greater change in the ownership of the Common Stock of the Company as a result of such merger, or any other transaction in which the Company (other than as the parent corporation) is consolidated for federal income tax purposes or is eligible to be consolidated for federal income tax purposes with another corporation;

            (iv) In the event that the Common Stock is traded on an established securities market: (A) a public announcement that any person has acquired or has the right to acquire beneficial ownership of more than 50% of the then outstanding Common Stock and for this purpose the terms "person" and "beneficial ownership" shall have the meanings provided in Section 13(d) of the Securities and Exchange Act of 1934, as amended, or related rules promulgated by the Securities and Exchange Commission, or (B) the commencement of or public announcement of an intention to make a tender offer or exchange offer for more than 50% of the then outstanding Common Stock; or

            (v) The Board, in its sole and absolute discretion, determines that there has been a sufficient change in the share ownership of the Company to constitute a change of effective ownership or control of the Company.

      (f) Manner of Exercise.

            (i) The Option can be exercised only by Director or other proper party by delivering within the Term written notice to the Company at its principal office. The notice shall state the number of Shares as to which the Option is being exercised and be accompanied by payment in full of the Option Price for all Shares designated in the notice.

            (ii) Director may pay the Option Price in cash, by check (bank check, certified check or personal check), by money order or, with the approval of the Company, (A) by delivering to the Company for cancellation shares of Common Stock with a fair market value as of the date of exercise equal to the Option Price or the portion thereof being paid by tendering such shares, or (B) by delivering to the Company a combination of cash, and shares of Common Stock with an aggregate fair market value and a principal amount equal to the Option Price; provided, however, that the Option Price may not be paid by the delivery of shares of Common Stock more frequently than once every six (6) months. For purposes of this Agreement, the fair market value of the Common Stock as of any date shall be the fair market value as reasonably determined by the Company.

            (iii) The Shares issued pursuant to exercise of the Option may be subject to

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restrictions on transfer under applicable federal or state securities laws.
Stock certificates issued pursuant to exercise of the Option shall bear an appropriate legend referring to the restrictions applicable to such shares.

      (g) Adjustments. If the Common Stock capitalization of the Company is increased, decreased or changed into, or exchanged for, a different number or kind of Shares or securities of the Company, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, then, in accordance with Section 4(c) of the Plan, an appropriate and proportionate adjustment shall be made in the number, kind, and per share exercise price of the Shares subject to any unexercised portion of the Option.

2.    MISCELLANEOUS.

      (a) The Plan. The grant of the Option provided for herein is made pursuant to the Plan and is subject to its terms. The Plan is available for inspection during business hours at the principal offices of the Company and a copy of the Plan may be obtained by Director through a request in writing therefor directed to the Secretary of the Company.

      (b) Taxes. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the grant or exercise of the Option, and in order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal or state payroll, withholding, income or other taxes are withheld or collection from Director. Director may elect to satisfy his federal and state income tax withholding obligations, if any, upon exercise of the option by (i) having the Company withhold a portion of the Shares otherwise to be delivered upon exercise of the Option having a fair market value equal to the amount of federal and state income tax required to be withheld upon such exercise, in accordance with the rules of the Company; or (ii) delivering to the Company shares of Common Stock other than the Shares issuable upon exercise of the Option with a fair market value equal to such taxes, in accordance with the rules established from time to time by the Company.

      (c) Waivers. No waiver at any time or any term or provision of this Agreement shall be construed as a waiver of any other term or provision of this Agreement and a waiver at any time of any term or provision of this Agreement shall not be construed as a waiver at any subsequent time or the same term or provision.

      (d) Headings. All headings set forth in this Agreement are intended for convenience only and shall not control or affect the meaning, construction or effect of this Agreement or of any of the provisions hereof.

      (e) Counterparts. This Agreement may be executed via facsimile transmission signature and

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in counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

      (f) Board of Director and Committee Determinations. All matters to be determined by the Board of Directors of the Company or any committee thereof pursuant to the terms of this Agreement shall be determined by the members of the Board or such duly authorized committee without the vote of Director.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of __________________.

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            IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the date first written above.

                                             CURATIVE HEALTH SERVICES, INC.


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             -----------------------------------
                                             Name:
                                             Title: DIRECTOR